UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) July 18, 2007

OAKMONT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51423	20-2679740
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

33 Bloomfield Hills Parkway, Suite 240

Bloomfield Hills, Michigan 48304

(Address of Principal Executive Offices) (Zip Code)

(248) 220-2001

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 18, 2007, Oakmont Acquisition Corp. issued a press release announcing (i) the approval of its previously announced merger with Brook Credit Corporation at a special meeting of stockholders and (ii) the closing of the merger with Brooke Credit Corporation. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 18, 2007 issues by Oakmont Acquisition Corp.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

OAKMONT ACQUISITION CORP.

By:	/s/ Michael C. Azar
Name:	Michael C. Azar
Title:	President

Date: July 18, 2007

Exhibit Index

Exhibit Number
99.1	Press Release Dated July 18, 2007 issued by Oakmont Acquisition Corp.